Exhibit 99.1

Your Way Winter 2020 Franklin Financial Services Corporation F&M TRUST Advancing Technologies New & enhanced products designed to improve overall customer experience. PAGE 7 IN THIS EDITION 2 Tim Talk Notes from the President 4 Investor News 4th Quarter Review 5 Leading the Way Welcome to Scott Ehrig 6 Building Trust Client Spotlight 7 New Products Plus Product Enhancements 8 Helpful Ways Our Strong Commitment Banking Done Your Way 1.888.264.6116 fmtrust .bank

TimTalk Shareholder Update Timothy (Tim) G. Henry President & CEO Agility, Commitment and Safety Lead the Way Shareholder Update Franklin Financial reported consolidated earnings of $4.6 million for the fourth quarter ended December 31, 2020, compared to third quarter 2020 earnings of $3.5 million and fourth quarter 2019 earnings of $4.4 million. Net income for the full year of 2020 was $12.8 million compared with $16.1 million for the same period in 2019. As a result of the performance of our loan portfolio, and our strong capital position, we were able to reverse a portion of our provision for loan loss expense, which had a positive impact on our earnings for both the quarter and the year. From a ‘net income’ perspective, 2020 was the second-best year in the company’s history. Yet, we know that 2020 was historical for more reasons than our net income performance. Challenged by Covid-19, we learned many valuable lessons in customer service and demonstrated our agility as a company and our commitment to our customers, shareholders and communities. Since the onset of the coronavirus crisis, we have made the necessary changes to continue to operate efficiently with the safety of our customers and employees kept in the forefront of our minds. In part, because of our ability to adjust to the changing conditions, I am pleased to be able to report that the bank continues to maintain good asset quality, strong liquidity levels and a strong, well-capitalized balance sheet. Importantly, the pandemic has not prevented us from investing in our communities when it has been most needed. Additional information on our community investments can be found on the back cover. During 2020 we responded to our business customers’ needs by making the Paycheck Protection Program available to them which has had a positive impact on thousands of employees who may have otherwise gone without a paycheck. Those efforts continue into 2021 with the second round of the program. We are also very pleased with the success we had in bringing both home purchase financing and residential mortgage refinancing to our existing and new customers. 2020 was a record year for your company in originating residential mortgages, and the pace has not slowed as we enter 2021. In December, the bank named Scott Ehrig as our new Senior Vice President, Investment and Trust Services Officer. After a thorough and thoughtful search, we are confident that Scott is the right person to lead our Investment and Trust Services Department. He brings his knowledge of the investment and trust business, his wealth of experience and his leadership abilities to the bank, and we are thrilled to have him as a member of the team. Additional information about Scott Ehrig can be found on page 5. As we ended 2020 and started 2021, we introduced the first of several phases of digital banking enhancements and new products the bank plans to roll out throughout the year. Additional information on these products can be found on page 7. In 2021 we will continue to be faced with some of the challenges we had in 2020 along with the short-term challenge of growing the loan portfolio while maintaining good credit quality and improving the bank’s overall operating efficiency. Despite one of the most profound economic events we have faced, the bank ended this year on a strong note and well-positioned to support our clients. We remain cautiously optimistic about 2021 and beyond. Thank you for your continued support and trust. Sincerely yours, Timothy G. Henry President & CEO Franklin Financial Services Corporation and F&M Trust Get Wise With Your Wallet It’s easy to manage your personal finances confidently and effectively. Our FiQ program lets you learn at your own pace – take just the lessons that appeal to you, or complete a quick survey and get a personalized lesson play. Either way, eliminate those financial misunderstandings and start working toward a better, less stressful relationship with your money. PAGE 2 WINTER 2020 Franklin Financial Services Corporation F&M TRUST Your Way WINTER 2020 PAGE 3

4th Quarter Financial Highlights COMPLETE EARNING DETAILS AVAILABLE AT FRANKLINFIN.COM Dollars in thousands except per-share data / Unaudited Selected Financial Data Dec 31, 2020 Dec 31, 2019 Total Assets $ 1,535,038 $ 1,269,157 Loans, Net $ 992,915 $ 922,609 Deposits $ 1,354,573 $ 1,125,392 Book Value per Common Share $ 33.07 $ 29.30 Return on Average Assets1 1.18% 1.36% Return on Average Equity1 12.94% 13.83% Market Value Per Share 2 $20.00 $22.00 $24.00 $26.00 $28.00 $30.00 QUARTER ENDED MAR 31, 2020 $27.45 JUN 30, 2020 $25.90 SEPT 30, $21.28 DEC 31, 2020 $27.03 $30.31 2 FOURTH QUARTER HIGH FOURTH QUARTER LOW $21.16 2 COMPLETE EARNING DETAILS AVAILABLE AT FRANKLINFIN.COM Certain statements appearing herein which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements refer to a future period or periods, reflecting management’s current views as to likely future developments, and use words “may,” “will,” “expect,” “believe,” “estimate,” “anticipate,” or similar terms. Because forward-looking statements involve certain risks, uncertainties and other factors over which Franklin Financial Services Corporation has no direct control, actual results could differ materially from those contemplated in such statements. These factors include (but are not limited to) the following: general economic conditions, changes in interest rates, changes in the Corporation’s cost of funds, changes in government monetary policy, changes in government regulation and taxation of financial institutions, changes in the rate of inflation, changes in technology, the intensification of competition within the Corporation’s market area, and other similar factors. We caution readers not to place undue reliance on these forward-looking statements. They only reflect management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and any Current Reports on Form 8-K. 1-Quarterly results annualized. 2-At close. PAGE 4 WINTER 2020 Franklin Financial Services Corporation F&M TRUST Your Way Leading the Way F&M Trust Welcomes Scott Ehrig as Senior Vice President, Chief Investment and Trust Services Officer As Chief Investment and Trust Services Officer, Ehrig is responsible for managing F&M Trust’s Investment and Trust Services Department and leading an internal team of 25 professionals. Additionally, he will oversee the department’s assets under management and assets held at third-party brokers of approximately $900 million. Prior to F&M Trust, Ehrig served as the Co-Chief Investment Officer at FMA Advisory, Inc., a fee-only investment advisory firm based in Harrisburg. Ehrig holds Certified Financial Planner (CFP) and Certified Investment Management Analyst (CIMA) designations. He also holds an MBA in Finance & Economics from the University of Rochester’s Simon School of Business. “We are pleased to welcome Scott to F&M Trust. Scott brings extensive knowledge and experience in the financial services industry, which position him well for this role,” said Tim Henry, President and CEO of F&M Trust. “His talent and leadership are welcomed contributions as we continue to grow the bank.” Active in the community, Ehrig serves as the vice chairman and as a board member at the Harrisburg Symphony Association. Additionally, he volunteers with the Virginia Tech Alumni Association and the Camp Hill United Methodist Church choir. “I am honored to lead such an esteemed group of trust and investment professionals. F&M Trust built its sterling reputation the right way – with a deep team of experienced fiduciaries and a lasting commitment to the clients and communities we serve. F&M Trust is poised for growth, and I believe my experience brings a valuable perspective to the firm. We are looking forward to expanding our operations throughout the region to bring authentic full-service wealth management solutions to a broader range of clients,” Ehrig said.  We are looking forward to expanding our operations... to bring authentic full-service wealth management solutions to a broader range of clients. SCOTT EHRIG SVP, Chief Investment and Trust Services Officer  WINTER 2020 PAGE 5

CLIENT SPOTLIGHT Building Trust Below – L-R: Dennis Wilson, Vice President, Investment & Trust Services Relationship Manager, F&M Trust; George Hann Jr., President; George S. Hann & Son, Inc.; Christopher Hann, Vice President, George S. Hann & Son, Inc.; Jody Hann, Secretary & Treasurer, George S. Hann & Son, Inc.; Mary Wright, Community Office Manager, F&M Trust George S. Hann & Son, Inc. Fort Littleton | Fulton County George S. Hann founded the company shortly after WWII. His son, George S. Hann Jr., eventually took over. Since then, his wife Jody and son Christopher joined the business. The company has grown to work on projects ranging from bridges and treatment plants, to new building construction and rehabilitation – including historic preservation. As a prequalified contractor with PennDOT, the business would not be eligible to work for the state agency without the Line of Credit provided by F&M Trust. “It’s critical that we get our yearly Letter of Credit on time or we can’t work for PennDOT. F&M Trust makes the process so easy, and always gets us the documentation we need in a timely fashion,” says Jody. The Hanns work with Dennis Wilson, VP, Investment & Trust Services Relationship Manager; and Mary Wright, Community Office Manager, McConnellsburg/ Hustontown. “Mary provides excellent customer service,” Jody notes. “She is always pleasant and helpful. She gets back to me immediately if I have a question. I can count on Mary.” With a focus on the future of their company, the Hanns are grateful to have F&M Trust by their side. Now that’s Banking Done Your Way. “ F&M Trust makes the process so easy for us.” Jody Hann Secretary & Treasurer George S. Hann & Son, Inc. F&M Trust’s New Contactless Debit Card is Coming F&M Trust introduces several new & enhanced products  The financial services industry is evolving at a rapid pace, driven by changing customer expectations, heightened competition, evolving regulations and advancements in technology. And we’re keeping up with the pace by introducing these knew products into our product line: Mobile Wallet Mobile Wallet features controls spending controls right inside the F&M Trust mobile banking app, which offers our customers peace of mind and additional security. Mobile E-statements Mobile e-statements are now available to customers who use our regular mobile banking app. Business Banking App Business customers who use Franklin Busine$$Link, our online treasury management platform, now have mobile access via a new app. Contactless Debit Cards F&M Trust will begin issuing contactless cards, which provide customers with the ability to make secure tap-and-go payments at merchant terminals. It’s a fast and easy payment method. The financial services industry is evolving at a rapid pace, driven by changing customer expectations, heightened competition, evolving regulations and advancements in technology. And we’re keeping up with the pace by introducing these knew products into our product line: F&M Trust introduces several new & enhanced products This is Only the Beginning While enhancements to the bank’s product line will add value for customers, they will also strengthen customer loyalty, attract new relationships to F&M Trust and improve our overall customer experience. And this is only the first phase of several more new products and product enhancements the bank will be introducing in 2021. Stay Tuned for More Information & Announcements! PAGE 6 WINTER 2020 Franklin Financial Services Corporation F&M TRUST Your Way WINTER 2020 PAGE 7

Images of a few pets that have been cared for at Antietam Humane Society, Inc. Helpful Ways Our Strong Community Support Continues During the Global Pandemic F&M Trust is still paying attention to the needs in our local communities, which are more important than ever! In fact, this quarter, our bank donated nearly $70,000 to organizations. Here is a partial list of recipients:  United Way Carlisle & Cumberland County  Franklin County 4-H  Antietam Humane Society, Inc.  Shippensburg University Foundation  Chambersburg Council for the Arts  Cumberland County School of Music  Carlisle Business Education Foundation  Carlisle Family YMCA YWCA Greater Harrisburg Banking Done Your Way 1.888.264.6116 fmtrust.bank